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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Nordstrom, Inc. and subsidiaries on Form S-8 of our reports dated March 12, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of Nordstrom, Inc. and subsidiaries for the year ended January 31, 1999.

DELOITTE & TOUCHE LLP

Seattle, Washington
June 2, 1999